Exhibit 10.49

ARTHROCARE CORPORATION

AMENDED AND RESTATED DIRECTOR OPTION PLAN

RESTRICTED STOCK BONUS AGREEMENT

This Restricted Stock Bonus Agreement (the “Agreement”) is made as of                     , by and between ArthroCare Corporation, a Delaware corporation (the “Company”), and                      (“Director”). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Company’s Amended and Restated Director Option Plan (the “Plan”).

1. Issuance of Stock.

(a) Pursuant to the Plan and subject to the terms and conditions of this Agreement, on the Issuance Date (as defined below), the Company will issue to Director              shares of the Company’s Stock (the “Shares”) for good and valuable consideration which the Company has determined to exceed the par value of the Company’s Stock. The term “Shares” refers to the issued Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Director is entitled by reason of Director’s ownership of the Shares.

(b) The parties agree that the Shares have a Fair Market Value of $             per share as of the date of this Agreement.

(c) The issuance of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Director shall agree (the “Issuance Date”). As soon as practicable following the Issuance Date, the Company will deliver to Director a certificate representing the Shares to be issued to Director (which shall be issued in Director’s name).

2. Limitations on Transfer.

(a) Subject to the provisions of Section 2(b) below, in the event a Director’s Continuous Status as a Director terminates for any or no reason, all of the Unreleased Shares (as defined below) shall thereupon be forfeited immediately and without any further action by the Company (the “Forfeiture Restriction”). Upon the occurrence of such a forfeiture, the Company shall become the legal and beneficial owner of the Shares being forfeited and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being forfeited by Director.

(b) Provided that Director continues to serve as a Director of the Company on such date, all of the Shares shall be released from the Forfeiture Restriction in sixty (60) equal monthly installments on the first day of each month following the Date of Issuance; provided, however, that, notwithstanding the foregoing, in the event of a Change of Control of the Company, if Director’s Continuous Status as a Director has not terminated prior to such Change of Control, all of the Shares shall be released from the Forfeiture Restriction at least ten (10) days prior to the effective time of the Change of Control pursuant to Section 10(c) of the Plan.

(c) Any of the Shares which, from time to time, have not yet been released from the Forfeiture Restriction are referred to herein as “Unreleased Shares.”

3. Escrow.

(a) Director hereby authorizes and directs the secretary of the Company, or such other person designated by the Company from time to time, to transfer any Unreleased Shares which are forfeited pursuant to Section 2 above from Director to the Company.

(b) To insure the availability for delivery of Director’s Unreleased Shares upon forfeiture under Section 2, Director hereby appoints the secretary, or any other person designated by the Company as escrow agent from time to time, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unreleased Shares, if any, forfeited by Director pursuant to Section 2 and shall, upon execution of this Agreement, deliver and deposit with the secretary of the Company, or such other person designated by the Company, the share certificate(s) representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A. The Unreleased Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Director attached as Exhibit B hereto, until the Shares are forfeited as provided in Section 2, until such Unreleased Shares are fully released from the Forfeiture Restriction, or until such time as this Agreement no longer is in effect. Upon release of the Unreleased Shares from the Forfeiture Restriction, the escrow agent shall promptly deliver to Director the certificate or certificates representing such Shares in the escrow agent’s possession belonging to Director, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

(c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

4. Taxation Representations. In connection with the purchase of the Shares, Director represents to the Company the following:

(a) Director acknowledges that he or she has been informed that unless an election is filed by Director with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty (30) days of the date of this Agreement, electing pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (and similar state tax provisions if applicable), to be taxed currently on the fair market value of the Shares on the date of this Agreement, there will be a recognition of taxable income to Director equal to the fair market value of the Shares at the time the Forfeiture Restriction lapses. Director represents that Director has consulted any tax consultant(s) Director deems advisable in connection with the receipt or disposition of the Shares or the filing of the election under Section 83(b) and similar tax provisions and that Director is not relying on the Company for any tax advice.

DIRECTOR ACKNOWLEDGES THAT IT IS DIRECTOR’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF DIRECTOR REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON DIRECTOR’S BEHALF.

(b) Director has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Director is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Director understands that Director (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Director has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

5. Transferability; Restrictive Legends and Stop-Transfer Orders.

(a) Unreleased Shares Not Transferable. No Unreleased Shares or any interest or right therein or part thereof shall be subject to any lien, obligation, or liability of the Director or any other party than the Company or a Subsidiary; provided, however, that this Section 5(a) shall not prevent transfers by will or by applicable laws of descent and distribution. In case of a permitted transfer, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, and there shall be no further transfer of such Shares except in accordance with the terms of this Section. Any transferee shall acknowledge the same by signing a copy of this Agreement. Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws.

(b) Legends. The certificate or certificates representing the Shares shall bear the following legend (as well as any legends required by applicable state and federal corporate and securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(c) Stop-Transfer Notices. Director agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(d) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(e) Removal of Legend. After such time as the Forfeiture Restriction shall have lapsed with respect to the Shares, and upon Director’s request, a new certificate or certificates representing such Shares shall be issued without the legend referred to in Section 5(a)(i), and delivered to Director.

6. Rights as Stockholder. Except as otherwise provided herein, upon delivery of the Shares to the escrow holder pursuant to Section 3, Director shall have all the rights of a stockholder with respect to said shares, subject to the restrictions herein, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the Shares; provided, however, that any and all shares of Stock received by Director with respect to such Shares as a result of stock dividends, stock splits or any other form of recapitalization shall also be subject to the Forfeiture Restriction until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement.

7. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(b) Entire Agreement; Enforcement of Rights. The Plan is incorporated herein by reference. This Agreement and the Plan set forth the entire agreement and understanding of the parties relating to the subject matter herein and merge all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party. Notwithstanding anything to the contrary anywhere else in this Agreement, the grant of the Shares is subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference. Any of your rights hereunder shall be in addition to any rights you may otherwise have under benefit plans or agreements of the Company to which you are a party or in which you are a participant, including, but not limited to, any Company sponsored employee benefit plans, stock option plans, severance plans or severance agreements. The provisions of this Agreement shall not in any way limit your rights under such other plans and agreements.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or fax number as set forth below or as subsequently modified by written notice.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(g) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

[Signature Page Follows]

The parties have executed this Agreement as of the date first set forth above.

ARTHROCARE CORPORATION

By:

Title:

Address: 680 Vaqueros Sunnyvale, CA 94085

Director acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Director hereby accepts this Agreement subject to all of the terms and provisions hereof. Director has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Director hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan or this Agreement. Director further agrees to notify the Company upon any change in the residence address indicated below.

DIRECTOR:

[NAME OF DIRECTOR]

(Signature)

Address:

CONSENT OF SPOUSE

I,                                         , spouse of                      have read and hereby approve the foregoing Agreement. In consideration of the Company’s issuing the Shares to my spouse as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I,                     , hereby sell, assign and transfer unto                                                                           (                    ) shares of the Common Stock of ArthroCare Corporation registered in my name on the books of said corporation represented by Certificate No.              herewith and do hereby irrevocably constitute and appoint                                          to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Bonus Agreement between ArthroCare Corporation and the undersigned dated                     .

Dated:                     ,

Signature

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to enforce the Forfeiture Restriction, as set forth in the Restricted Stock Bonus Agreement, without requiring additional signatures on the part of Director.

EXHIBIT B

JOINT ESCROW INSTRUCTIONS

ArthroCare Corporation

Attn: Secretary

As Escrow Agent for both ArthroCare Corporation (the “Company”) and the undersigned recipient of stock of the Company (the “Director”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Bonus Agreement (“Agreement”) between the Company and Director, in accordance with the following instructions:

1. In the event of forfeiture of any of the shares owned by Director pursuant to the Forfeiture Restriction set forth in the Agreement, the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) shall give to Director and you a written notice specifying the number of shares of stock forfeited and the date of forfeiture. Director and the Company hereby irrevocably authorize and direct you to effect the forfeiture contemplated by such notice in accordance with the terms of said notice.

2. As of the date of forfeiture indicated in such notice, you are directed (a) to date the stock assignments necessary for the forfeiture and transfer in question, (b) to fill in the number of shares being forfeited and transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be forfeited and transferred, to the Company or its assignee.

3. Director irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares. Director does hereby irrevocably constitute and appoint you as Director’s attorney-in-fact and agent for the term of this escrow to execute, with respect to such securities, all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Director shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4. Upon written request of Director, but no more than once per calendar year, unless the Forfeiture Restriction has been triggered, you will deliver to Director a certificate or certificates representing the number of shares of stock as are not then subject to the Forfeiture Restriction. Within one hundred twenty (120) days after any voluntary or involuntary termination of Director’s services to the Company for any or no reason, you will deliver to Director a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not forfeited pursuant to the Forfeiture Restriction set forth in Section 2 of the Agreement.

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5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Director, you shall deliver all of the same to Director and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Director while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and the Company shall reimburse you for any reasonable attorneys’ fees incurred in connection therewith.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

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13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the addresses set forth on the signature page attached hereto or at such other addresses as a party may designate by ten (10) days’ advance written notice to each of the other parties hereto.

16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding that body of law pertaining to conflicts of law.

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The parties have executed these Joint Escrow Instructions as of the date first set forth above.

ARTHROCARE CORPORATION

By:
Name:
Title:

Address:

680 Vaqueros
Sunnyvale, CA 94085

DIRECTOR:

Address:

ESCROW AGENT:

Address:

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